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                                                                    EXHIBIT 10.1

                              HINES NURSERIES, INC.
             FOURTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT


     This FOURTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of December 27, 2006 and entered into by and among HINES NURSERIES, INC., a California corporation ("COMPANY" or "BORROWER"), the financial institutions party hereto, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for Lenders (in such capacity, "AGENT"), and, for purposes of Section 5 hereof, the Credit Support Parties (as defined in Section 5 hereof), and is made with reference to that certain Credit Agreement dated as of September 30, 2003, as amended to the date hereof (the "CREDIT AGREEMENT"), by and among Borrower, the financial institutions party thereto (each individually referred to herein as a "LENDER" and collectively as "LENDERS") and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, the Company has advised Agent and Lenders that Company has dissolved (i) Hines SGUS Inc., a Nevada corporation ("HINES SGUS"), and a Borrower under the Credit Agreement, and (ii) Hines Fertilizer Inc., a Florida corporation ("HINES FERTILIZER"), and a Guarantor under the Credit Agreement, because Hines SGUS and Hines Fertilizer had no substantial assets or liabilities other than under the Credit Agreement;

     WHEREAS, in the Third Amendment and Limited Waiver to Credit Agreement dated as of August 8, 2006 among the Company, certain of its affiliates, the Agent and the Lenders party thereto, the Revolving Loan Commitments were reduced to $100,000,000 and, based on the Company's financial condition, certain covenants were added which temporarily reduced the availability under the Credit Agreement and the Company's ability to borrow up to the entire amount of the Revolving Loan Commitments;

     WHEREAS, the Company has requested that the Credit Agreement be amended as provided herein, including providing for increased availability under the Credit Agreement in the event certain conditions are met; and

     WHEREAS, the Agent and the Lenders party hereto have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

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SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

     1.1 AMENDMENTS TO SECTION 1.1: GENERAL DEFINITIONS.

          A. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "2006 Required Asset Sales" and by inserting in lieu thereof the following:

          "2006 REQUIRED ASSET SALES" means the sales of the assets identified on the 2006 Required Asset Sale Schedule dated as of July 6, 2006, as amended and restated as of December 27, 2006, which amended and restated schedule has been previously delivered by Borrower to Agent and Lenders.

     1.2 AMENDMENTS TO ARTICLE 8: NEGATIVE COVENANTS.

          A. Section 8.1(c) of the Credit Agreement shall be amended by deleting it in its entirety and by inserting in lieu thereof the following:

          "(c) MAXIMUM UTILIZATION. (i) Subject to the succeeding clause (ii), the Borrower shall not permit Total Revolving Utilization at any time to exceed the maximum Total Revolving Utilization for corresponding Fiscal Quarter as set forth on the Maximum Projected Utilization Schedule dated as of July 6, 2006 and previously delivered by Borrower to Agent and Lenders; and (ii) the foregoing clause (i) shall no longer apply upon Borrower's delivery of a Compliance Certificate to Agent demonstrating Borrower's compliance with the Fixed Charge Coverage Ratio set forth in SECTION 8.1(A) for the twelve-month period ending December 31, 2007, or for any twelve-month period ending thereafter. Upon the effectiveness of clause (ii), Borrower shall not permit Total Revolving Utilization to exceed the lesser of (x) the aggregate of all Lenders' Revolving Loan Commitments or (y) subject to SECTION 2.2(B), the Borrowing Base."

          B. RESTRICTIONS ON FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS.
Section 8.5(g) of the Credit Agreement shall be amended by adding at the beginning thereof the following:

          "(i) Borrower and its Subsidiaries shall sell the assets described in items (1) and (3) of the 2006 Required Asset Sale Schedule by January 31, 2007, and shall sell the assets described in item (2) of the 2006 Required Asset Sale Schedule by March 31, 2007, in each case on the terms and conditions set forth in the 2006 Required Asset Sale Schedule; and (ii)."

SECTION 2. LIMITED WAIVER

          Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrower herein contained, Lenders hereby waive compliance with the provisions of Section 8.1(a) of the Credit Agreement for the fourth Fiscal Quarter in Fiscal Year 2006.

          Without limiting the generality of the provisions of Section 11.10 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Borrower with the provisions of Section 8.1(a) of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to:


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               (a) constitute a waiver of compliance by Borrower with respect to
          (i) Section 8.1(a) of the Credit Agreement in any other instance or
          (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

               (b) prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

          Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

SECTION 3. CONDITIONS TO EFFECTIVENESS

          Sections 1 and 2 of this Amendment shall become effective as of December 27, 2006 (the "FOURTH AMENDMENT EFFECTIVE DATE") only upon the satisfaction of all of the following conditions precedent:

          A. BORROWER DOCUMENTS. Borrower shall deliver to Lenders on or before the Fourth Amendment Effective Date the following, each, unless otherwise noted, dated as of the Fourth Amendment Effective Date:

          1. Signature and incumbency certificates of its officers executing this Amendment; and

          2. Copies of this Amendment executed by Borrower and the Credit Support Parties.

          B. EXECUTION OF AMENDMENT BY LENDERS. Majority Lenders shall have executed and delivered copies of this Amendment to Agent.

          C. OTHER PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, shall be reasonably satisfactory in form and substance to Agent, and Agent shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

SECTION 4. BORROWER'S REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

          A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").


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          B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this
Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

          C. NO CONFLICT. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement do not and will not: (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Material Contract of Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than Liens created under any of the Credit Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Material Contract of Borrower or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Fourth Amendment Effective Date and disclosed in writing to Lenders.

          D. GOVERNMENTAL CONSENTS. The execution and delivery by Borrower of this Amendment and the performance by Borrower of this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (other than filings or recordings required by the transactions contemplated hereunder).

          E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by Borrower and is the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 6 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date and on and as of the date of the execution of this Amendment by Borrower to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


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SECTION 5. ACKNOWLEDGEMENT AND CONSENT

          Each of the Borrower and Hines Horticulture, Inc. (collectively, the "CREDIT SUPPORT PARTIES") is a party to certain Guaranties and Collateral Documents, in each case as amended through the Fourth Amendment Effective Date, pursuant to which such Credit Support Party has guarantied the Obligations and created Liens in favor of Agent on certain Collateral to secure the obligations of such Credit Support Party under the Credit Agreement, the Collateral Documents and the Guaranties to which such Credit Support Party is a party. The Guaranties and Collateral Documents referred to above are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement and the other Credit Documents effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.


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SECTION 6. MISCELLANEOUS

          A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

          (i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

          B. FEES AND EXPENSES. Borrower acknowledges that all reasonable costs, fees and expenses incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

          C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          F. FURTHER ASSURANCES. Borrower agrees that from time to time, at the expense of Borrower, Borrower will promptly execute and deliver any additional amendments and related documents that Agent may reasonably request, in order to effectuate this Amendment and the transactions contemplated hereunder.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                            BORROWER:

                            HINES NURSERIES, INC.,
                            as Borrower, Credit Support Party and
                            Funds Administrator


                            By: /s/ Claudia Pieropan
                                ----------------------------------
                            Name:   Claudia Pieropan
                            Title:  Chief Financial Officer


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                            ADDITIONAL CREDIT SUPPORT PARTIES:

                            HINES HORTICULTURE, INC.


                            By: /s/ Claudia Pieropan
                                --------------------------------
                            Name:   Claudia Pieropan
                            Title:  Chief Financial Officer



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                            LENDERS:


                            DEUTSCHE BANK TRUST COMPANY AMERICAS,
                            as Agent and Lender


                            By:      /s/ Stephen R. Lapidus
                                     -------------------------------------------
                            Name:    Stephen R. Lapidus
                                     -------------------------------------------
                            Title:   Director
                                     -------------------------------------------


                            By:      /s/ Frank Fazio
                                     -------------------------------------------
                            Name:    Frank Fazio
                                     -------------------------------------------
                            Title:   Director
                                     -------------------------------------------

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                            Bank of America, N.A., as Lender

                            By:      /s/ Jason Riley
                                     -------------------------------------------
                            Name:    Jason Riley
                                     -------------------------------------------
                            Title:   Vice President
                                     -------------------------------------------

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                            THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

                            By:      /s/ Jang Kim
                                     -------------------------------------------
                            Name:    Jang Kim
                                     -------------------------------------------
                            Title:   Vice President
                                     -------------------------------------------

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                            LASALLE BUSINESS CREDIT, LLC, as Lender


                            By:      /s/ Peter Walthe
                                     -------------------------------------------
                            Name:    Peter Walthe
                                     -------------------------------------------
                            Title:   First Vice President
                                     -------------------------------------------

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                            COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.
                            "RABOBANK INTERNATIONAL" NEW YORK BRANCH, as Lender


                            By:      /s/ Marina Kremer
                                     -------------------------------------------
                            Name:    Marina Kremer
                                     -------------------------------------------
                            Title:   Vice President
                                     -------------------------------------------


                            By:      /s/ Rebecca O. Morrow
                                     -------------------------------------------
                            Name:    Rebecca O. Morrow
                                     -------------------------------------------
                            Title:   Vice President
                                     -------------------------------------------

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                            PNC BANK, NATIONAL ASSOCIATION, as Lender


                            By:      /s/ Gregory J. Hall
                                     -------------------------------------------
                            Name:    Gregory J. Hall
                                     -------------------------------------------
                            Title:   Vice President
                                     -------------------------------------------

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                            WELLS FARGO BANK, N.A., as Lender


                            By:      /s/ David G. James
                                     -------------------------------------------
                            Name:    David G. James
                                     -------------------------------------------
                            Title:   Senior Vice President
                                     -------------------------------------------